CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I,  Christopher  H.  Browne,  President  of  Tweedy,  Browne  Fund   Inc.   (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    NOVEMBER 16, 2004                  /S/ CHRISTOPHER H. BROWNE
     ----------------------                 ------------------------------------
                                            Christopher H. Browne, President
                                            (principal executive officer)


I, Robert Q. Wyckoff, Jr., Treasurer of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    NOVEMBER 16, 2004                  /S/ ROBERT Q. WYCKOFF, JR.
     ----------------------                 ------------------------------------
                                            Robert Q. Wyckoff, Jr., Treasurer
                                            (principal financial officer)